UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MINES MANAGEMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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905 West Riverside Avenue, Suite 311

Spokane, Washington 99201

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held June 18, 2009

Dear Shareholder,

We are pleased to invite you to attend the Annual Meeting of Shareholders of Mines Management, Inc., which will be held at 2:00 p.m. Spokane time on Thursday, June 18, 2009, at the Red Lion River Inn, 700 North Division, Spokane, Washington 99202, phone (509) 326-5577.  The primary business of the meeting will be to:

1.             Elect one director to serve for a three-year term until the 2012 annual meeting of shareholders or until such director’s successor is elected and qualifies;

2.             Vote on a proposal to adopt the Shareholder Rights Plan; and

3.             Transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.  Only shareholders of record at the close of business on April 24, 2009, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof.

Our annual report to shareholders for the fiscal year ended December 31, 2008, including financial statements, is being provided along with this proxy statement to all of our shareholders, and the Board of Directors urges you to read it.

It is important that your shares be represented at the meeting whether or not you are personally able to attend.  You are therefore urged to complete, date and sign the accompanying proxy card and mail it in the enclosed postage-paid envelope as promptly as possible.  Your proxy is revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise.  Thank you for your timely response.  We look forward to seeing you at the Annual Meeting.

Sincerely,

Glenn M. Dobbs
President and Chief Executive Officer

May    , 2009

Spokane, Washington

Whether or not you plan to personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in accordance with its instructions.  Returning your proxy card will not prevent you from voting in person at the meeting, but will provide assurance that your vote will be counted if you are unable to attend the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2009.

The Company’s Notice of Annual Meeting of Shareholders, Proxy Statement for the 2009 Annual Meeting of Shareholders and the Annual Report to Shareholders for the fiscal year ended December 31, 2008 are available at [                                 ].

Mines Management, Inc.

905 West Riverside Avenue, Suite 311

Spokane, Washington 99201

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

June 18, 2009

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Mines Management, Inc. (the “Company”) to holders of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at 2:00 p.m. Spokane time on Thursday, June 18, 2009, at the Red Lion River Inn, 700 North Division, Spokane, Washington 99202, phone (509) 326-5577, and any postponements or adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), we are now furnishing proxy materials to our shareholders on the Internet at [                  ]. This Proxy Statement and the enclosed proxy card relating to the Annual Meeting are first being mailed and made available to shareholders on our website on or about May   , 2009.

As of the record date, members of the Company’s management are the record and beneficial owners of a total of 1,680,591 shares (approximately 7.4%) of the Company’s outstanding Common Stock.  It is management’s intention to vote all of its shares in favor of each matter to be considered by the shareholders.

PURPOSES OF THE ANNUAL MEETING

Election of Directors

Shareholders will be asked to elect one director to serve a three (3) year term until the annual meeting of shareholders to be held in 2012 or until such director’s successor is elected and qualifies.

Shareholders’ Rights Plan

Shareholders will be asked to adopt the Shareholder Rights Plan as more fully described under the heading “PROPOSAL NO. 2 – APPROVAL AND ADOPTION OF THE SHAREHOLDER RIGHTS PLAN” below.

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Other Business

Shareholders will be asked to transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

VOTING AT THE ANNUAL MEETING

1.             Record Date.  The Board of Directors of the Company has fixed the close of business on April 24, 2009, as the record date for the purpose of determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting.  At the close of business on that date, the Company had issued and outstanding shares of Common Stock.  A majority of such shares, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  Proxies which are submitted but are not voted for or against (whether by abstentions, broker non-votes, or otherwise) will be treated as present for all matters considered at the meeting.

2.             Solicitation of Proxies.  The accompanying proxy is solicited on behalf of the Company by its Board of Directors, and the cost of solicitation will be borne by the Company.  Following the original mailing of the proxies and soliciting materials, directors, officers and employees of the Company may solicit proxies by mail, telephone, facsimile, email, or personal interviews.  The Company may request brokers, custodians, nominees, and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of proxies.  In such cases, the Company will reimburse such holders for their reasonable expenses.  The Company plans to engage Broadridge Investor Communications and to assist in its solicitation effort at an estimated aggregate cost of approximately $               , plus reimbursement of expenses.

3.             Revocation of Proxy.  Any proxy delivered in the accompanying form may be revoked by the person executing the proxy by written notice to that effect received by the Secretary of the Company at any time before the authority thereby granted is exercised by execution of a proxy bearing a later date, or by the attendance and vote of such person at the Annual Meeting.

4.             How Proxies will be Voted.  Proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the proxy.  If the proxy contains no specific voting instructions, the shares represented will be voted in accordance with the recommendation of the Board of Directors.  Additionally, we intend to count broker “non-votes” as present for purposes of determining the presence or absence of a quorum for the transaction of business.  A non-vote occurs when a nominee holding shares for a beneficial owner is not able to vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.  Under the rules of the NYSE Amex exchange, nominees do not have discretion to vote on “Proposal No. 2 — Approval and Adoption of the Shareholder Rights Plan,” so if you do not provide instructions on this proposal, your proxy will not be voted on that matter.  Non-votes are not tabulated for purposes of determining whether a proposal has been approved. All shares represented by valid proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting.  However, the Board of Directors

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does not know of any matters to be considered at the Annual Meeting other than those specified in the Notice of Meeting.

5.             Voting Power.  Shareholders of the Common Stock of the Company are entitled to one vote for each share held.  There is no cumulative voting.

6.             Appraisal or Similar Rights.  No action is proposed herein for which the laws of the State of Idaho or the Bylaws of the Company provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Except as indicated by footnote, and except for community property laws where applicable, the persons named in the tables below have sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by them.  The percentage of beneficial ownership for each table is based on 22,772,126 shares of Common Stock outstanding as of April 17, 2009.

The following table sets forth information regarding beneficial owners of more than 5% of our Common Stock as of April 17, 2009 except for those Named Executive Officers and directors who hold more than 5% of our common stock who are included in the subsequent table on page 4.  All information is taken from or based upon ownership filings with the SEC made by or on behalf of such persons or upon information provided by or on behalf of such persons to the Company.

Security Ownership of Certain Beneficial Owners

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Silver Wheaton Corp. (1)	2,500,000	10.9%
U.S. Global Investors, Inc. (2)	1,614,880	7.1%

(1)          This information is based on a Schedule 13G filed with the SEC by Silver Wheaton Corp. on November 9, 2007.  The address of this reporting person is Suite 3150, 666 Burrard Street, Vancouver, British Columbia V6C 2X8, Canada.

(2)          This information is based on a Schedule 13G filed with the SEC on February 17, 2009.  The Schedule 13G was filed on behalf of U.S. Global Investors, Inc. (“USGI”), U.S. Global Investors World Precious Minerals Fund (the “Fund”) and Frank E. Holmes (“Holmes”).  The address of these reporting persons is 7900 Callaghan Road, San Antonio, Texas 78229.  Holmes is the chief executive officer and controlling shareholder of USGI.  USGI is the manager of investment accounts, including the Fund, that control 1,614,880 shares of Common Stock.

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Security Ownership of Directors and Management

The following table contains information about the beneficial ownership (unless otherwise indicated) of the Common Stock as of April 17, 2009 by:

•                  each of our directors, including the Board of Directors’ nominee for re-election;

•                  each executive officer named in the Summary Compensation Table; and

•                  all directors and current Named Executive Officers as a group.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class (3)
Glenn M. Dobbs	2,032,547	(4)	8.9%
Roy G. Franklin	298,238	(5)	1.3%
Robert L. Russell	172,980	(6)	*
Jerry G. Pogue	195,000	(7)	*
Russell C. Babcock	190,093	(8)	*
James H. Moore	325,000	(9)	1.4%
Douglas D. Dobbs	322,011	(10)	1.4%
Total of all Officers and Directors (7 individuals)	3,560,869	(11)	15.6%

*                      The percentage of Common Stock beneficially owned is less than 1%.

(1)               The address of each of these persons is c/o Mines Management, Inc., 905 West Riverside Avenue, Suite 311 Spokane, Washington 99201.

(2)               All options and warrants represented in this table are currently exercisable or exercisable within 60 days of April 17, 2009.

(3)               Based on 22,772,126 shares outstanding at April 17, 2009, assuming no exercises of options or warrants.

(4)               Consists of (i) 1,547,547 shares of Common Stock, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $0.99, (iii) options to purchase 335,000 shares of Common Stock at an exercise price of $1.29 and (iv) 50,000 Common Stock purchase warrants exercisable at $5.75 per share.  241,500 shares of Common Stock owned by InterGold Fund Limited are deemed to be beneficially owned by Mr. Dobbs.

(5)               Consists of (i) 78,053 shares of Common Stock, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $0.99 and (iii) options to purchase 110,000 shares of Common Stock at an exercise price of $1.29.

(6)               Consists of (i) 12,980 shares of Common Stock, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $0.99 and (iii) options to purchase 60,000 shares of Common Stock at an exercise price of $1.29.

(7)               Consists of (i) 30,000 shares of Common Stock, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $0.99, (iii) options to purchase 60,000 shares of Common Stock at an exercise price of $1.29 and (iv) 5,000 Common Stock purchase warrants exercisable at $5.75 per share.

(8)               Consists of (i) options to purchase 100,000 shares of Common Stock at an exercise price of $0.99 and (ii) options to purchase 85,000 shares of Common Stock at an exercise price of $1.29.

(9)               Consists of (i) 10,000 shares of Common Stock and 5,000 Common Stock purchase warrants exercisable at $5.75 per share held in a family trust pursuant to which Mr. Moore shares voting and dispositive powers with

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his spouse, (ii) options to purchase 150,000 shares of Common Stock at an exercise price of $0.99 and (iii) options to purchase 160,000 shares of Common Stock at an exercise price of $1.29.

(10)        Consists of (i) 2,011 shares of Common Stock, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $0.99 and (iii) options to purchase 220,000 shares of Common Stock at an exercise price of $1.29.

(11)        Consists of (i) 1,695,869 shares of Common Stock, (ii) options to purchase 750,000 shares of Common Stock at an exercise price of $0.99, (iii) options to purchase 1,030,000 shares of Common Stock at an exercise price of $1.29 and (iv) 60,000 Common Stock purchase warrants exercisable at $5.75 per share.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who was a director or executive officer of the Company at any time since the beginning of the Company’s last completed fiscal year, no person who is a proposed nominee for election as a director of the Company and no associate of any such director, executive officer or proposed nominee has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than the interest of the director nominee in his own election.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Board of Directors consists of three classes of directors, with each class serving for a three-year term or until their successors are elected and qualified.  The terms of the classes are scheduled to end in successive years.  The authorized number of directors permitted by the Company’s Articles of Incorporation is up to 11, but no less than 2.  Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.  The Class I director, Russell C. Babcock, whose current term is scheduled to expire at the Annual Meeting, is the nominee for election hereunder.  If elected, he will serve as director for a term expiring at the 2012 annual meeting, or until his successor is elected.  The Class II directors, whose current terms are scheduled to expire at the 2010 annual meeting of shareholders, are Jerry G. Pogue and Robert L. Russell.  The Class III directors, whose current terms are scheduled to expire at the 2011 annual meeting of shareholders, are Glenn Dobbs and Roy G. Franklin.

Unless directed to the contrary, the proxies appointed herein intend to vote for the election to the Board of Directors of the person named below.  However, if the nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that a substitute nominee is designated by the Company, the proxies in their discretion intend to vote for such other nominee.

Nominee

Certain information with respect to the nominee for director, Russell C. Babcock, follows:

Name	Age	Year First Became A Director	Shares Owned Beneficially, Directly or Indirectly, as of April 17, 2009
Russell C. Babcock	71	2004	190,093

Russell C. Babcock was employed by Kennecott in various exploration geology positions from 1956 through his retirement in 1994, including service as Director of Exploration from January 1986 through November 1990 and Chief Geologist from November 1990 until he retired in 1994. Since his retirement, he has worked as a consulting economic geologist, specializing in exploration for and evaluation of base and precious metal deposits worldwide. In 2003, he was the recipient of the Society for Mining Metallurgy and Exploration Ben Dickerson Award.  Mr. Babcock received a B.S. in geology from Lawrence College in 1957 and an M.S. in geology from the University of Wisconsin, Madison.

Required Vote

Directors are elected by a plurality of the votes cast by the holders of the Common Stock in a meeting at which a quorum is present.  “Plurality” means that the individuals who receive the largest number of votes cast are elected as directors, up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstentions or otherwise) have no impact in the election of directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The election of

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directors will be accomplished by determining the nominee receiving the highest total votes for the open Board of Directors position.

Recommendation

The Board of Directors unanimously recommends that the Company’s shareholders vote FOR the election of Russell C. Babcock.

Other Directors and Officers

Certain information is provided below with respect to the Company’s other directors and executive officers, as of April 17, 2009:

Name	Age	Office Held	Year First Elected
Jerry G. Pogue	67	Director	1999
Robert L. Russell	74	Director	1999
Glenn M. Dobbs	66	President and Chief Executive Officer, Director	2003
Roy G. Franklin	72	Director	1988
James H. Moore	64	Chief Financial Officer; Treasurer	2004
Douglas D. Dobbs	42	Vice President, Corporate Development and Investor Relations; Secretary	2005

Jerry G. Pogue is a businessman with experience in the management and financing of junior resource companies.  Mr. Pogue has been a self-employed financial consultant in the mining sector since 1995.  Prior to 1995, Mr. Pogue managed a large sales organization, worked as a stockbroker and investment analyst, and financed and managed a number of companies in the resource and technology sectors. He lectures at international mining investment conferences.

Robert L. Russell, a Professional Engineer, has been a director of the Company since March 1999. From September 1998 to May 2004, Mr. Russell provided mining management consulting services through his consulting company, R.L. Russell Associates. Prior to 1998, Mr. Russell held positions with Exxon Minerals and Freeport McMoRan Copper and Gold, where he served as Vice President of Mining. Mr. Russell acted as General Manager of Freeport’s Indonesian gold operations. From 1995 to 1998, Mr. Russell was employed by Zambia Consolidated Copper Mines, his latest position being General Manager of the Nchanga Division. In that position Mr. Russell was responsible for all functions of two operating mines and several metallurgical facilities.  Under Mr. Russell, the Nchanga Division had 8,700 employees and produced 150,000 tons of copper and 3,500 tons (about 12% of the word’s supply) of cobalt per year.

Glenn M. Dobbs is President and Chief Executive Officer and a member of the Board of Directors of Mines Management, Inc., with experience in international finance, investment banking, natural resource financing and as a business development consultant. He has been President and CEO of the Company since January 2003 and served as Vice President from December 2002 to January 2003. Prior to joining the Company, Mr. Dobbs formed and was the Managing Director of the InterGold Fund Limited from 1996 to December 2002. Mr. Dobbs was the founder of the Alpha Commodities Fund in 1976, founder and Board Chairman of First American Bank in 1978, Dallas regional manager for Monex International, and a former member

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of the Washington State House of Representatives. Mr. Dobbs has written and lectured on precious metals sector investing, resource development and financing.

Roy G. Franklin was a practicing certified public accountant from 1964 until 2003, specializing in small company administration and finance. He was a principal in the firm of Oswalt, Teel, and Franklin.  He was a director of Heidelberg Silver Mining Company for 20 years until it was acquired by the Company in 1988.  Mr. Franklin has served as a consultant and/or director for several businesses and not-for-profit organizations in the State of Washington.

James H. Moore is Chief Financial Officer of Mines Management, Inc. and has over 30 years senior level experience in financial management with the mining sector. Prior to joining Mines Management, from 2002 to 2004, Mr. Moore was an independent consultant for Idaho General Mining Inc. From 1997 through 2003, he was the Vice President of Business Development for RAHCO International, Inc., a heavy mining equipment designer and manufacturer in Spokane, Washington. Prior to that time, Mr. Moore was employed by Barrick Gold Corporation in Santiago, Chile as Vice President and Chief Financial Officer for its Latin American division. Other experience includes service as Division Controller for Mobil Oil, Energy Minerals Division, and Operations Controller for United Nuclear Corporation.

Douglas D. Dobbs is Vice President, Corporate Development and Investor Relations of Mines Management, Inc. Mr. Dobbs has 18 years of experience in corporate management, strategic planning, investment banking, analysis and management, and marketing. He joined the Company in October 2002, prior to which he served with Avista Labs, a wholly-owned subsidiary of Avista Corp., as senior business and marketing analyst from April 2001 to October 2002.  While at Avista, Mr. Dobbs was responsible for strategic planning and market and corporate development activities. Prior to joining Avista Labs, Mr. Dobbs worked for 13 years in the investment management field with companies including Piper Jaffray Co. and National Securities Corp., and was the founder and principal of Dobbs Financial Services, an investment advisory firm, which services included portfolio analysis and management. Mr. Dobbs holds a B.A. in economics from Hillsdale College and was an SEC licensed investment professional and registered investment advisor.

CORPORATE GOVERNANCE

Composition of the Board of Directors

The NYSE Amex exchange (formerly known as the American Stock Exchange) listing standards define an “independent director” as a non-employee director who is affirmatively determined by the Board of Directors not to have a material relationship with the listed company that would interfere with the exercise of independent judgment.

The NYSE Amex exchange listing standards require that a majority of the members of the board of directors of each listed company are independent directors, subject to certain limited exceptions. The Board of Directors has determined that four of its five directors are independent directors. Mr. Glenn M. Dobbs, President and Chief Executive Officer of the Company, is not an independent director.  Mr. Dobbs is a member of the Nominating Committee.

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The Board of Directors believes that the current size and composition of the Board of Directors serves the Company and its shareholders well.  The Board of Directors believes that all of its directors, including its non-independent director, make a valuable contribution to the Board of Directors and the Company.  As indicated above, a majority of the Company’s directors are independent.  The non-independent director possesses extensive knowledge of the Company’s business and has relevant business experience, both of which have proven to be beneficial to the other directors.  Members of the Board of Directors are also sensitive to conflicts of interest and, when appropriate and in the best interests of the Company’s shareholders, excuse themselves from deliberations and voting on issues in which they have a material interest.

Meetings and Committees of the Board of Directors

Board of Directors.  The Board of Directors consists of three classes of directors, with each director serving for a three-year term, or until his successor is elected and qualified.  The terms of the classes are scheduled to end in successive years.  The number of directors authorized by the Company’s Articles of Incorporation is up to 11, but no less than 2.  During 2008, the Board of Directors held four meetings and acted by written consent in two other instances. Each director attended at least 75% of the total number of board meetings and at least 75% of the total number of meetings held by all committees of the Board of Directors on which he served.

Audit and Finance Committee.  Roy G. Franklin (Chairman), Russell C. Babcock, and Robert L. Russell comprise the Audit and Finance Committee.  The Audit and Finance Committee held two meetings during 2008 and acted informally on a quarterly basis during 2008.  Each member of the Audit and Finance Committee meets the independence and experience requirements of the NYSE Amex exchange.  The Audit and Finance Committee engages the Company’s independent certified public accountants to audit the annual financial statements, discusses with the auditors and approves in advance the scope of the audit, reviews with the independent auditors their independence, the financial statements and their audit report, reviews management’s administration of the system of internal accounting controls, and reviews the Company’s procedures relating to business ethics.  The Audit and Finance Committee charter was adopted June 18, 2004 by the Board of Directors and is available on our website www.minesmanagement.com under the heading “Corporate Governance.”

The Board of Directors has determined that Mr. Franklin qualifies as the Audit and Finance Committee’s “financial expert”, as defined in the rules promulgated by the SEC and by the NYSE Amex exchange.

Nominating Committee.  The Nominating Committee is comprised of Messrs. Babcock, Dobbs, Franklin, Pogue and Russell.  The Nominating Committee held one meeting during 2008.  The Nominating Committee is appointed by the Board of Directors to identify individuals qualified to become Board of Directors members, to recommend to the Board of Directors proposed nominees for membership, and to recommend directors to serve on each standing committee.  The Nominating Committee charter is available on our website www.minesmanagement.com under the heading “Corporate Governance.”

Compensation Committee.  The Compensation Committee is comprised of Roy G. Franklin, Russell C. Babcock and Jerry Pogue.  Each member of the Compensation Committee meets the independence requirements of the NYSE Amex exchange.  The Compensation

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Committee held one meeting during 2008.  The Compensation Committee is appointed by the Board of Directors to establish, administer and evaluate the compensation philosophy, policies and plans for non-employee directors and executive officers, to make recommendations regarding director and executive compensation and to review the performance and determine the compensation of the President and Chief Executive Officer, based on criteria including the Company’s performance and accomplishment of long-term strategic objectives.  The nature of the Compensation Committee’s responsibilities as they relate to executive officers is set forth under the heading “Compensation Discussion and Analysis.”  The Compensation Committee charter is available on our website www.minesmanagement.com under the heading “Corporate Governance.”

Director Nomination

The Board of Directors has adopted a series of minimum qualifications and specific qualities and skills for the Company’s directors, which will serve as the basis upon which potential director candidates are evaluated by the Nominating Committee.  A nominee for director should be a person of integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to the Company. The Nominating Committee will evaluate the independence of directors and potential directors, as well as his or her business experience, specialized skills and experience.  Diversity of background and experience, including diversity of race, ethnicity, international background, gender and age, are also important factors in evaluating candidates for board membership.  The Nominating Committee will also consider issues involving possible conflicts of interest of directors or potential directors.

Shareholders wishing to recommend a director candidate to serve on the Board of Directors may do so by providing advance written notice to the Chairman of the Nominating Committee, which identifies the candidate and includes the information described below.  Candidates proposed by shareholders will be evaluated by the Nominating Committee in the same manner as candidates that are not proposed by shareholders.  While the Nominating Committee has not adopted written procedures to be followed by shareholders in submitting such recommendations, its policy in this respect is described in detail below.  The notice should be sent to the following address in accordance with the notice requirements set forth below under the heading “Shareholder Proposals”:  Mines Management, Inc., 905 West Riverside Avenue, Suite 311 Spokane, Washington 99201.

The notice shall contain the following information:

•                  The name of the nominating shareholder(s) and the address, phone number and e-mail address at which the nominating shareholder(s) can be contacted.

•                  Evidence of the number of the shares of the Company’s Common Stock held by the nominating shareholder(s), a statement of how long the nominating shareholder(s) have held those shares, and a statement that the nominating shareholder(s) will continue to hold those shares at the time of the Company’s annual meeting of shareholders at which the nominee will be voted upon.

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•                  The candidate’s full name, together with the address, phone number and e-mail address at which the candidate can be contacted.

•                  A statement of the candidate’s qualifications and experiences, and any other qualities that the nominating shareholder(s) believe that the candidate would bring to the Board of Directors.

•                  A description of all arrangements or understandings, if any, between the nominating shareholder(s) and the candidate and any other person or persons with respect to the candidate’s proposed service on the Board of Directors.

•                  The candidate’s resume, which must include at a minimum a detailed description of the candidate’s business, professional or other appropriate experience for at least the last ten (10) years, a list of other boards of directors of public companies on which the candidate currently serves or on which he or she served in the last ten (10) years, and undergraduate and post-graduate educational information.

•                  A written statement, signed by the candidate, agreeing that if he or she is selected by the Nominating Committee and the Board of Directors, he or she will (i) be a nominee for election to the Board of Directors, (ii) provide all information necessary for the Company to include in the Company’s proxy statement under applicable SEC or NYSE Amex rules, and (iii) serve as a director if he or she is elected by shareholders.

•                  Any additional information that the nominating shareholder(s) believe is relevant to the Nominating Committee’s consideration of the candidate.

The Nominating Committee did not receive any recommendations from shareholders regarding candidates to serve on the Board of Directors for this meeting.

Shareholder Communications

Shareholders or other interested parties wishing to communicate with the Board of Directors may do so by delivering or mailing the communication in writing to: Corporate Secretary, Mines Management Inc., 905 W. Riverside, Suite 311, Spokane, WA 99201.  Concerns relating to accounting, internal controls, or auditing matters are immediately brought to the attention of the Company’s Audit and Finance Committee and handled in accordance with procedures established by the Audit and Finance Committee with respect to such matters.

Director Attendance at the Annual Meeting

All members of the Board of Directors are encouraged, but not required, to attend the annual meeting of shareholders.  All members of the Board of Directors attended our 2008 annual meeting of shareholders.

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Code of Ethics

We adopted a new Code of Ethics on December 2, 2008, which applies to our CEO and senior financial officers. The text of our Code of Ethics can be found on our website, www.minesmanagement.com, under the heading “Corporate Governance.”

Director Compensation

The following table sets forth information concerning the compensation of the non-executive directors during the fiscal year ended December 31, 2008.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Roy G. Franklin	32,000	202,462	—	234,462
Robert L Russell	30,000	171,462	—	201,462
Jerry G. Pogue	27,000	171,462	—	198,462
Russell C. Babcock	33,000	190,462	—	223,462

(1)

Effective January 2008, the annual cash retainer received by each of our directors was increased to $25,000. Our Audit and Finance Committee chair receives an additional $5,000 annual cash retainer and all other board committee chairmen receive an additional $3,000 annual cash retainer. Our directors also receive a fee of $2,000 for each meeting attended.

(2)

Amounts shown do not reflect compensation actually received by our directors or the actual value that may be recognized by our directors with respect to these awards in the future. Instead, the amount shown is the compensation expense recognized for financial reporting purposes in 2008 in accordance with SFAS 123R for stock-based awards granted pursuant to the Company’s stock plans. Assumptions used in the calculation of these amounts are included in note 11 to our audited financial statements for the fiscal year ended December 31, 2008, included in our Annual Report on Form 10-K. The amounts for each director consist of (i) compensation expense recorded for the portion of any option granted in prior years that vested in 2008, and (ii) with respect to options granted in prior years that were repriced in 2008, the incremental fair value of the repriced option, computed as of the repricing date in accordance with SFAS 123R. At December 31, 2008, each of the directors held the following stock options:

	Number of Shares Subject to Option		Average Exercise Price
Name	Vested	Unvested	($)
Roy G. Franklin	185,000	50,000	1.16
Robert L. Russell	110,000	50,000	1.10
Jerry G. Pogue	110,000	50,000	1.10
Russell C. Babcock	160,000	50,000	1.15

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

General

We compensate our executives through a mix of base salary, cash bonus awards and performance-based equity compensation. Our compensation program is designed to attract and

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retain the best possible executive talent, to tie annual and long-term cash and equity incentive compensation to the achievement of measurable corporate, business unit and individual performance objectives, and to align compensation incentives available to our executives with the goal of creating shareholder value. To achieve these objectives, we tie a substantial portion of our executives’ overall compensation to goals specific to the areas of the executive’s responsibility and that relate to the achievement of corporate objectives, including financial objectives.  In addition, we provide to our executives a variety of other benefits that we also make available generally to all salaried employees.

Establishing Compensation Opportunities

Overall, our aim is to offer our executives a total compensation package that represents a compensatory level consistent with a peer group of competitive companies.  Accordingly, we review the compensation that we offer against that offered by peer group companies on an annual basis.  Peer group companies reviewed in 2008 include: Idaho General Mines, Inc., Gold Reserve Corporation, Golden Star Resources, Ltd., and Hecla Mining Co.

Allocation Among Compensation Components for 2008

	Base Salary	Cash Bonus Awards	Equity Compensation (1)
Glenn M. Dobbs, President and Chief Executive Officer	49%	2%	49%
James H. Moore, Chief Financial Officer	43%	3%	54%
Douglas D. Dobbs, Vice President Corporate Development, Investor Relations; Secretary	38%	3%	59%

(1)   Represents compensation expense recorded pursuant to SFAS 123R upon the repricing of stock options in 2008.

Compensation Components

This section describes the various elements of the Company’s compensation program for Named Executive Officers, together with a discussion of various matters relating to those items, including why the Compensation Committee chooses to include the items in the compensation program.

Base Salary.  We establish base salaries for our executives based on the scope of their responsibilities, and take into account competitive market compensation paid by companies in our identified peer group for similar positions. Generally, we believe that executive base salaries should be benchmarked against salaries for executives in similar positions with similar responsibilities at comparable companies in order to best attract, retain and equitably reward our executives.

We review base salaries annually, and adjust base salaries from time to time to align salaries with those of executives at comparable companies after taking into account individual responsibilities, performance and experience.  Our Compensation Committee determines the salary for our Chief Executive Officer, and, after consideration of the Chief Executive Officer’s recommendations, for each officer other than the Chief Executive Officer.  In 2008, we increased base salaries over 2007 levels for each of our Named Executive Officers by 11%.  The increases

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were based on individual performance, the Company’s performance, and to bring salaries in line with our identified peer group.

Based on information gathered, we believe that we compensate our executives equitably when compared to comparable companies.

Cash Bonus Awards.  We utilize cash bonus awards to align executive compensation with corporate objectives and individual performance and contribution. Our Compensation Committee determines the bonus level for our Chief Executive Officer, and, after consideration of the Chief Executive Officer’s recommendations, for each officer other than the Chief Executive Officer.

In 2008, cash bonuses were awarded to our executive officers in the following amounts: Mr. Glenn Dobbs: $15,000; Mr. Moore: $15,000; and Mr. Douglas Dobbs: $10,000. Cash bonuses were awarded in recognition of achievement of individual goals and completion of certain milestone events in 2008, including completion of the draft Environmental Impact Statement, engagement of Tanner LC as new auditors, and initiation of an active investor relations program.

Performance-Based Equity Awards.  We believe that share ownership, facilitated in part through the use of stock-based awards, encourages long-term performance by our executive officers.  Our 2003 Stock Option Plan permits the grant of stock options to our employees, directors and consultants.  The 2007 Equity Incentive Plan provides long-term incentives to those officers, employees and consultants of the Company who make substantial contributions to us, and to members of the Board of Directors of the Company who are not also employees of the Company.  The Company believes that long-term incentives and stock-based awards focus employees on the objective of creating shareholder value and promoting the success of the Company, and that incentive compensation plans like the 2007 Equity Incentive Plan are an important attraction, retention and motivation tool for participants in the plan.

Incentive awards for officers are based on achievement of corporate objectives and are determined annually by the Board of Directors.  In 2008, we did not grant stock options to any our executive officers or directors because the vesting period for options granted in 2007 extended over a two-year period.  2,587,000 additional shares of Common Stock are currently available for issuance under our stock option and equity incentive plans.

In addition to granting equity-based awards to our executives as part of a long-term incentive plan, we also intend to utilize equity awards in recognition of individual achievements and contributions to corporate or business unit performance or in circumstances where we face a critical retention need.  We do not maintain any equity or other security ownership guidelines or requirements for our executives.  Additionally, we do not have a formal or informal policy regarding adjustment or recovery of awards or payments if the relevant performance goals or measures upon which they are based are restated or otherwise adjusted so that awards or payments are reduced.

In May 2004, the Company adopted a stock option repricing policy.  Under that policy, if the price of our Common Stock drops $1.00 or more below the exercise price of a previously

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granted option, the option is cancelled and a replacement option granted with an exercise price equal to the closing price of our Common Stock on the date of grant.  This policy may be applied to an option that has already been subject to previous repricing.  This policy has been consistently applied since its implementation.  In accordance with the terms of the Company’s stock option repricing policy, the Company cancelled and reissued 3,452,000 stock options held by 20 employees in 2008, including stock options held by our Named Executive Officers and directors.  We believe that repricing stock options according to our policy is consistent with our goal of motivating our employees and encouraging the overall success of the Company.

Termination of Performance-Based Equity Awards

Upon termination of a participant’s employment or service, the participant will forfeit any outstanding performance-based equity awards except that a participant will have 90 days following termination of employment or service to exercise any vested options or stock appreciation rights (one year if termination of employment or service is a result of the participant’s disability or death). Additionally, Mr. Glen M. Dobbs, Mr. Douglas Dobbs and Mr. James H. Moore are each entitled to receive certain payments from us in the event of certain change of control events.

Companies of our size in the mining industry face a number of risks, including the risk of being acquired in the future. We believe that entering into change of control and severance arrangements with certain of our executives has helped us attract and retain the best possible executive talent. Without these provisions, some of our executives may not have chosen to accept employment with us or to remain employed by us. For a further description of the payments that Mr. Glen M. Dobbs, Mr. Douglas Dobbs and Mr. James H. Moore, our three executive officers, are entitled to receive in the event of certain change of control or termination events, please see “Potential Payments Upon Termination or Change of Control” below.

Section 162(m) Treatment Regarding Performance-Based Equity Awards

Under Section 162(m) of the Internal Revenue Code of 1986, as amended, a public company is generally denied deductions for compensation paid to the chief executive officer and the next four most highly compensated executive officers to the extent the compensation for any such individual exceeds $1 million for the taxable year. Our Compensation Committee intends to preserve the deductibility of compensation payable to our executives, although deductibility will be only one among a number of factors considered in determining appropriate levels or modes of compensation.

Indemnification of Officers and Directors.  We are incorporated in the State of Idaho. Section 30-1-851 of the Idaho Business Corporation Act provides that a corporation may indemnify any current or former officer or director who was or is a party or is threatened to be made a party to any pending or completed action, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, trustee, employee, or agent of the corporation, or was serving at its request in a similar capacity for another entity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection therewith if he acted in good faith and in a manner he reasonably believed to be in the best interest of the corporation and

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which was at least not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In case of an action brought by or in the right of the corporation, such persons are similarly entitled to indemnification if they acted in accordance with the standard of conduct set forth above, but no indemnification shall be made if such person was adjudged liable on the basis that he received a financial benefit to which he was not entitled. In such event, indemnification is limited to reasonable expenses. Such indemnification is not deemed exclusive of any other rights to which those indemnified may be entitled under the corporation’s Articles of Incorporation.

Our Articles of Incorporation generally allow indemnification of officers and directors to the fullest extent allowed by law. We currently intend to indemnify our officers and directors to the fullest extent permitted by the Articles of Incorporation and Idaho law. We have no other agreements with our officers or directors that pertain to indemnification.

We also maintain insurance policies under which our directors and officers are insured, within the limits and subject to the limitations of the policies, against expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been a director or officer of the Company.

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Summary Compensation Table

The following table sets forth the compensation paid or accrued for the benefit of the principal executive officer, principal financial officer and each other executive officer whose total compensation exceeded $100,000 for the years ended December 31, 2007 and 2008 (together, the “Named Executive Officers”).

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Glenn M. Dobbs Chief Executive Officer and President(3)	2008	300,000	15,000	298,462	—	613,462
	2007	270,000	92,000	161,919	—	523,919
	2006	205,000	53,000	81,740	—	339,740
James H. Moore Chief Financial Officer; Treasurer	2008	200,000	15,000	251,875	—	466,875
	2007	179,998	40,000	89,350	—	309,348
	2006	143,331	18,000	259,540	—	420,871
Douglas D. Dobbs Vice President Corporate Development and Investor Relations; Secretary	2008	150,000	10,000	230,117	—	390,117
	2007	135,000	30,000	85,300	—	250,300
	2006	108,000	3,000	81,740	—	192,740

(1)               In accordance with the rules of the SEC, the compensation described in this table does not include a) medical, group life insurance or other benefits received by any of the Named Executive Officers that are available generally to all of our salaried employees, or b) perquisites and other personal benefits received by the Named Executive Officers that in the aggregate do not exceed $10,000.

(2)               We adopted the fair value recognition provisions of SFAS No. 123R effective January 1, 2004. See “Note 1—Organization and Summary of Significant Accounting Policies” and “Note 11—Stock Options” to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for the assumptions made in calculating the fair value of options.  As required by SFAS 123R, compensation expense consists of the value of options as they vest and the incremental value of options upon any repricing.  See “—Grants of Plan-Based Awards,” below.

(3)               Mr. Glenn Dobbs does not receive any additional compensation for his service as a director, except that in 2006 he received a grant of an option to purchase 40,000 shares of common stock, which vested in 2007 and 2008.

Grants of Plan-Based Awards

No stock option awards or equity and non-equity incentive plan awards were granted to our Named Executive Officers during fiscal year 2008.  However, certain options granted in prior years were repriced in 2008.  In accordance with Regulation S-K Item 402(d)(viii), the following “Grants of Plan-Based Awards” table provides information about stock option awards granted in prior years to our Named Executive Officers that were repriced during fiscal year ended December 31, 2008 pursuant to our stock option repricing policy described above.

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Name	Grant Date(1)	Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($)(2)	Grant Date Fair Value of Option Awards ($)(3)

Glenn M. Dobbs	8/12/2008	250,000	2.31	70,000
	8/25/2008	100,000	1.99	15,571
	9/9/2008	25,000	1.29	7,000
	9/9/2008	20,000	1.29	5,800
	9/9/2008	40,000	1.29	11,000
	9/9/2008	250,000	1.29	50,000
	10/17/2008	100,000	0.99	10,313

James H. Moore	8/25/2008	150,000	1.99	23,357
	9/9/2008	15,000	1.29	3,600
	9/9/2008	25,000	1.29	7,000
	9/9/2008	100,000	1.29	28,000
	9/9/2008	20,000	1.29	5,800
	10/17/2008	150,000	0.99	15,469

Douglas Dobbs	8/12/2008	150,000	2.31	42,000
	8/25/2008	100,000	1.99	15,571
	9/9/2008	50,000	1.29	14,000
	9/9/2008	20,000	1.29	5,800
	9/9/2008	150,000	1.29	30,000
	10/17/2008	100,000	0.99	10,313

(1)               Date of option repricing.

(2)               Exercise price following repricing.

(3)               Reflects the incremental fair value, computed as of the repricing date, in accordance with SFAS 123R, in respect of the repriced option.

2003 Stock Option Plan

Our 2003 Stock Option Plan (the “2003 Plan”) was approved by the Company’s shareholders at the Company’s 2003 annual meeting of shareholders.  Under the 2003 Plan, stock options may be granted to employees, officers and consultants of the Company and designated affiliates.  In determining the terms of each grant of stock options, consideration is given to the participant’s present and potential contribution to the success of the Company.  The vesting terms of options granted under the 2003 Plan are determined by the Board of Directors when grants of options are made, and all options remain exercisable for ten (10) years. In the case of incentive stock options, as that term is used in the Internal Revenue Code of 1986, the exercise price per share is not to be less than 100% of the market price of the Common Stock on the date of grant, except that the exercise price of an incentive stock option granted to any 10% shareholder must be 110% of the market price of the Common Stock on the date of grant.  The exercise price of non-qualified stock options is determined by the Board of Directors.  The 2003 Plan is administered by the Board of Directors in consultation with the Compensation Committee.

The aggregate maximum number of shares of Common Stock that may be issued under the 2003 Plan is 3,000,000, no more than 1,000,000 of which shall be incentive stock options.  As of April 17, 2009, options to purchase an aggregate of 1,508,000 shares of Common Stock

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are outstanding under the 2003 Plan, leaving an aggregate of 337,000 shares of Common Stock available for grant of options under the 2003 Plan.  Any options granted under the 2003 Plan which have been cancelled or terminated without having been exercised are available for re-granting under the 2003 Plan.  Alternatively, any options granted under the 2003 Plan and exercised are not available for re-granting under the 2003 Plan.

Options granted under the 2003 Plan are not assignable, except with the permission of the Company, and in the absence of a provision to the contrary in an option agreement, vested options terminate:  (i) three (3) months following the termination of an optionee’s employment, with or without cause, or the retirement of an optionee from the Company; and (ii) twelve (12) months following the disability of an optionee, as determined by the Board of Directors, subject to any extension or acceleration of the right to exercise granted by the Board of Directors.  In the event of the death of an optionee, such person’s vested options will remain exercisable by their designated beneficiary until the earlier of twelve (12) months following the death of the optionee or the expiration of the term of such options.  Unvested options are cancelled on the date of termination, death or disability of an optionee.  In the event of a change of control which results in the termination of an optionee’s eligibility to participate in the 2003 Plan, the Board of Directors has the authority to accelerate the vesting of such optionee’s options.

Under the 2003 Plan, the Board of Directors may from time to time amend or revise the terms of the 2003 Plan or may discontinue the 2003 Plan at any time, subject to receipt of requisite shareholder and regulatory approval.

2007 Equity Incentive Plan

The Company’s 2007 Equity Incentive Plan (the “2007 Plan”) was approved by our Compensation Committee and Board of Directors on November 20, 2007 partially in response to the Board of Directors’ belief that the 324,000 shares then available for issuance under the 2003 Stock Option Plan did not give the Company sufficient flexibility to adequately provide for future incentives to the Company’s employees and directors.  The Company’s shareholders approved the 2007 Plan at the Company’s 2008 annual meeting of shareholders on May 22, 2008.  The principal terms of the 2007 Plan are summarized below.

Purpose.  The purpose of the 2007 Plan is to further the growth in earnings and market appreciation of the Company by providing long-term incentives to those officers, employees and consultants of the Company and its affiliates who make substantial contributions to the Company, and to members of the Board of Directors of the Company who are not also employees of the Company.  The Company believes that the long-term incentives provided by the 2007 Plan facilitate the securing, retention and motivation of officers, employees, consultants and non-employee directors of the Company.

Administration.  The 2007 Plan is administered by the Compensation Committee.  The Compensation Committee has full and final authority in its discretion (i) to interpret the provisions of the plan (and any award agreement and any other agreement or instrument relating to the plan) and to decide all questions of fact arising in its application, (ii) to designate participants, (iii) to determine the participants to whom awards shall be made under the plan, (iv) to determine the type of award to be made and the amount, size, terms and conditions of each

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such award, (v) to determine and establish additional terms and conditions not inconsistent with the plan for any award agreements entered into with participants in connection with the plan, (vi) to determine the time when awards will be granted and when rights may be exercised, which may be after termination of employment, (vii) to adopt, alter and repeal such administrative rules, guidelines and practices governing the plan as it shall, from time to time, deem advisable and (viii) to make all other determinations necessary or advisable for the administration of the plan.  The Board of Directors may, at any time and for any reason in its sole discretion, rescind some or all of such delegation.

Eligibility.  Any employee, director (including any non-employee director), consultant or person providing services to the Company or any affiliate who the Compensation Committee determines, in its discretion, to be an eligible person, based on the Compensation Committee’s assessment that such person’s decisions, actions and/or counsel could significantly affect the performance of the Company and its affiliates, may be considered eligible for benefits under the 2007 Plan.

Authorized Shares; Limits on Awards.  The 2007 Plan provides for grant of awards of up to 3,000,000 shares of Common Stock.  The maximum number of shares of Common Stock that may be granted under the Plan to any one participant in any one year is 500,000 (subject to appropriate adjustments to reflect changes in the capitalization of the Company).

Types of Awards.  The 2007 Plan authorizes stock options, restricted stock and cash bonus awards.  The 2007 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances.  Any award may be paid or settled in cash.

Term of Options; Vesting; Acceleration of Awards; Possible Early Termination of Awards.  In the case of a merger or consolidation in which the Company is not the surviving entity, a sale of all or substantially all of the business or assets of the Company, or liquidation or dissolution of the Company, the Compensation Committee may make such adjustments in the terms and conditions of outstanding awards as it in its sole discretion determines are equitably warranted under the circumstances including, without limitation, (i) acceleration of vesting or modification of other terms of exercise, (ii) acceleration of the lapse of restrictions and/or performance objectives or other terms, (iii) payment of supplemental cash payments in cancellation of outstanding stock options.

Adjustments.  The number of shares available under the 2007 Plan and any outstanding awards are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders.

Repricing.  The Board of Directors is authorized in its discretion to amend the terms of previously granted stock options to reduce the option price per share or to cancel outstanding stock options and grant substitute stock options with a lower price per share.

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No Limit on Other Authority.  The 2007 Plan does not limit the authority of the Board of Directors or any committee thereof to grant awards or authorize any other compensation, with or without reference to our Common Stock, under any other plan or authority.

Termination of or Changes to the 2007 Plan.  Subject to the requirements of the NYSE Amex exchange, the Board of Directors may amend, modify, suspend or terminate the 2007 Plan at any time; provided, however, that without shareholder approval, the Board of Directors may not increase the maximum number of shares which may be issued under the plan, change the class of persons eligible to receive awards, extend the period specified in the plan during which an award may be exercised, or extend the term of the plan.  The termination or any modification, suspension or amendment of the plan shall not adversely affect a participant’s rights under an award previously granted without the consent of such participant.  The Compensation Committee may amend the terms of any award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant or permitted transferee without his or her consent.

Current Options Outstanding under the 2007 Plan.  As of April 17, 2009, options to purchase an aggregate of 750,000 shares of Common Stock, representing approximately 3.3% of the issued and outstanding shares of Common Stock, are outstanding under the 2007 Plan, leaving options to purchase an aggregate of 2,250,000 shares of Common Stock, representing approximately 9.9% of the issued and outstanding shares of Common Stock, available for issuance under the 2007 Plan.

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Outstanding Equity Awards at December 31, 2008

The following table sets forth information with respect to outstanding options held by the Named Executive Officers as of December 31, 2008.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date

Glenn M. Dobbs	—	50,000(2)	—	0.99	6/1/2014
	50,000	—	—	0.99	6/1/2013
	250,000	—	—	1.29	5/2/2009
	25,000	—	—	1.29	1/31/2010
	20,000	—	—	1.29	6/12/2011
	20,000	—	—	1.29	7/8/2013
	20,000	—	—	1.29	7/8/2012

James H. Moore	—	75,000(2)	—	0.99	6/1/2014
	75,000	—	—	0.99	6/1/2013
	15,000	—	—	1.29	6/21/2009
	25,000	—	—	1.29	1/31/2010
	50,000	—	—	1.29	12/12/2010
	50,000	—	—	1.29	12/12/2011
	20,000	—	—	1.29	6/12/2011

Douglas Dobbs	—	50,000(2)	—	0.99	6/1/2014
	50,000	—	—	0.99	6/1/2013
	150,000	—	—	1.29	5/3/2009
	50,000	—	—	1.29	1/31/2010
	20,000	—	—	1.29	6/12/2011

(1)               The Company’s policy has been that if the price of our Common Stock drops $1.00 or more below the exercise price of a previously granted option, the option is cancelled and a replacement option granted with an exercise price equal to the closing price of our Common Stock on the date of replacement grant.  The 2007 Plan permits the Board of Directors in its discretion to reprice outstanding stock options.

(2)               These options vest on June 1, 2009.

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Option Exercises and Stock Vested

The following table sets forth information concerning all exercises of stock options during fiscal year 2008 by each of the Named Executive Officers.

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)

Glenn M. Dobbs	600,000(1)	1,322,000(2)
James H. Moore	—	—
Douglas Dobbs	—	—

(1)     Represents 500,000 shares of Common Stock acquired upon exercise of a stock option on February 28, 2008 and 100,000 total shares underlying a stock option exercised on August 21, 2008 on a cashless basis, for which Mr. Glenn Dobbs received a net of 10,628 shares of Common Stock.

(2)     Mr. Glenn Dobbs exercised an option to purchase 500,000 shares of Common Stock at $1.60 per share on February 28, 2008, and effected a cashless net exercise of 100,000 shares of Common Stock at $1.85 per share on August 21, 2008.

Potential Payments upon Termination or Change in Control

The Company has entered into employment agreements with the following Named Executive Officers: Glenn M. Dobbs, James H. Moore and Douglas Dobbs.  These employment agreements provide for payments and other benefits if these Named Executive Officers are terminated under the circumstances specified in the employment agreements following a “change of control.”  Under the employment agreements, a “Change in Control” is generally deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single transaction or series of transactions by the shareholders of the Company of more than thirty five percent (35%) of the voting stock of the Company to an individual, an entity or a “group” as that term is defined in Section 13 of the Securities Exchange Act of 1934; (ii) a merger or consolidation to which the Company is a party and following which the shareholders of the Company do not have more than fifty percent (50%) of the voting stock of the resulting company (or its ultimate parent company); (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; (iv) a liquidation or dissolution of the Company; or (v) a series of related transactions wherein the shareholders of the Company immediately before the transaction do not retain immediately after the transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a transaction involving the sale, exchange, or transfer of all or substantially all of the assets of the Company, the corporation or other business entity to which the assets of the Company were transferred, as the case may be.

In the event of a change of control, if the employment of Glenn M. Dobbs, James H. Moore or Douglas Dobbs is terminated by the Company without “Cause” (defined generally as (i) engaging in illegal conduct, including but not limited to fraud or embezzlement; (ii) being convicted of a felony; (iii) engaging in substance abuse which impairs his ability to perform the

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duties and obligations of his employment or causes harm to the reputation of the Company; (iv) the willful breach of his duties to the Company; (v) failure or refusal to follow reasonable directions by the Company; or (vi) engaging in conduct detrimental to the Company) or by Glenn M. Dobbs, James H. Moore or Douglas Dobbs for “Good Reason” (defined generally as any action by the Company that results in a material diminution in his position, authority, duties, or responsibilities; a reduction by the Company in his base salary as in effect immediately before the change of control; a failure by the Company to maintain plans providing benefits at least as beneficial as those provided by any benefit or compensation plan in which he is participating immediately before the change of control; the Company’s requiring him, without his written consent, to be based at any office or location in excess of fifty (50) miles from his office location immediately before the change of control; or any material breach of his employment agreement by the Company), he will be entitled to receive (i) a lump sum payment equaling three (3) times his annual base salary and the amount of annual bonus, if any, paid by the Company to him for the year before the change of control occurs (except in the case of Mr. Douglas Dobbs, where the lump sum payment equals two (2) times his annual base salary and the amount of annual bonus), (ii) continuing health care coverage for 24 months and (iii) a Gross-Up Payment, if applicable, as defined in the agreement.  In addition, all unvested options owned by Glenn M. Dobbs, James H. Moore or Douglas Dobbs as of the date of such termination shall vest immediately.

Described below are the material terms of such payments and estimates regarding the amounts for each of these Named Executive Officers.

Glenn M. Dobbs.  We entered into an Employment Agreement with Glenn Dobbs, our Chief Executive Officer and President, dated August 7, 2007.  Under the terms of this agreement, Mr. Dobbs received an annual base salary of $300,000 in 2008, which increased to $336,000 for 2009, effective December 1, 2008. He is eligible to receive incentive stock options in such amounts as may be approved from time to time by the Compensation Committee or by the Board of Directors.  Mr. Dobbs is also eligible to participate in the Company’s employee benefit plans.

If Mr. Dobbs’ employment had been terminated on December 31, 2008 by the Company without Cause or by Mr. Dobbs for Good Reason, and, in either case, such termination occurred within one year following a Change of Control, he would have been entitled to the following:

Severance payment	$1,008,000	Lump Sum
Health care benefits	$27,342	24 months duration
Acceleration of option vesting	$13,000
Total	$1,048,342

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James H. Moore.  We entered into an Employment Agreement with James H. Moore, our Chief Financial Officer, dated August 7, 2007. Under the terms of this agreement, Mr. Moore received an annual base salary of $200,000 in 2008, which increased to $224,000 for 2009, effective December 1, 2008. He is eligible to receive incentive stock options in such amounts as may be approved from time to time by the Compensation Committee or by the Board of Directors. Mr. Moore is also eligible to participate in the Company’s employee benefit plans.

If Mr. Moore’s employment had been terminated on December 31, 2008 by the Company without Cause or by Mr. Moore for Good Reason, and, in either case, such termination occurred within one year following a Change of Control, he would have been entitled to the following:

Severance payment	$672,000	Lump Sum
Health care benefits	$27,342	24 months duration
Acceleration of option vesting	$19,500
Total	$718,842

Douglas Dobbs.  We entered into an Employment Agreement with Doug Dobbs, our Vice President of Corporate Development and Investor Relations, dated August 7, 2007.  Under the terms of this agreement, Mr. Dobbs received an annual base salary of $150,000 in 2008, which increased to $168,000 for 2009, effective December 1, 2008. He is eligible to receive incentive stock options in such amounts as may be approved from time to time by the Compensation Committee or by the Board of Directors. Mr. Dobbs is also eligible to participate in the Company’s employee benefit plans.

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If Mr. Dobbs’ employment had been terminated on December 31, 2008 by the Company without Cause or by Mr. Dobbs for Good Reason, and, in either case, such termination occurred within one year following a Change of Control, he would have been entitled to the following:

Severance payment	$336,000	Lump Sum
Health care benefits	$40,675	24 months duration
Acceleration of option vesting	$13,000
Total	$389,675

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14A.

Respectfully submitted,

THE COMPENSATION COMMITTEE
Roy G. Franklin
Russell C. Babcock

Jerry Pogue

Compensation Committee Interlocks and Insider Participation

During 2008, our Compensation Committee consisted of Roy G. Franklin, Russell C. Babcock and Jerry Pogue.  No member of our Compensation Committee (i) was an officer or employee of the Company during the fiscal year ended December 31, 2008, (ii) was formerly an officer of the Company, or (iii) had any relationship requiring disclosure by the Company pursuant to Item 404 of Regulation S-K.

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PROPOSAL NO. 2 — APPROVAL AND ADOPTION OF

THE SHAREHOLDER RIGHTS PLAN

Introduction

At the Annual Meeting, we will ask shareholders to adopt a shareholder rights plan (the “Rights Plan”).  If approved, the Rights Plan will be contained in an agreement (the “Rights Agreement”) between the Company and                        , who will act as the rights agent.  Our Board of Directors recommends that the shareholders adopt this Rights Agreement in order to protect shareholders from coercive or otherwise unfair takeover tactics.  In general terms, the Rights Plan works by imposing a significant penalty upon any person or group that acquires 20% or more of our outstanding Common Stock without the approval of our Board of Directors.  The Rights Agreement should not interfere with any merger or other business combination approved by our Board of Directors.

Purpose of the Rights Plan

The Rights Plan has been designed to protect shareholders of the Company from unfair, abusive or coercive take-over strategies, including the acquisition of control of the Company by a bidder in a transaction or series of transactions that does not treat all shareholders equally or fairly or provide all shareholders an equal opportunity to share in the premium paid on an acquisition of control.  The Rights Plan is not intended to prevent a take-over or deter fair offers for securities of the Company.  To the contrary, it is designed to encourage anyone seeking to acquire control of the Company to make an offer that represents fair value to all holders of Common Stock and to provide the Board of Directors with more time to fully consider an unsolicited take-over bid, and, if appropriate, to explore other alternatives that maximize shareholder value.

The Rights Plan is not being recommended by the Board of Directors of the Company in response to or in anticipation of any specific take-over bid or proposed bid or other transaction.  Rather, the Rights Plan is intended to address the Board of Directors’ concern that, in the current business environment in which the Company operates, a potential exists that, in the near future, the Company could be the subject of one or more unsolicited takeover attempts.  In response to this concern, the Board of Directors considered various strategies to deter unfair or abusive take-over practices and, in particular, whether a shareholder rights plan would be in the best interests of the Company and its shareholders and, if so, what characteristics of such a plan would most appropriately serve those interests.

How the Rights Plan Works

The Rights Plan is designed to afford the Board of Directors the opportunity to present to the shareholders of the Company a detailed analysis of a takeover bid and additional time to consider alternatives to an unfair or inadequate proposal and, if it considers such action to be in the best interests of all shareholders, to commence an orderly auction of the Common Stock or assets of the Company for the benefit of all shareholders.

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If the Rights Plan is approved, the Board of Directors will declare a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock.  After a person or group of persons acting in concert acquires 20% or more of the Common Stock, the Rights will separate and trade separately from the Common Stock and thereby become exercisable.  The acquisition by any person or group of persons acting in concert (an “Acquiring Person”) of 20% or more of the Common Stock is referred to as a “Flip-in Event”.  Any Rights held by an Acquiring Person will become void upon the occurrence of a Flip-in Event.  After the occurrence of a Flip-in Event, each Right (other than those held by the Acquiring Person), will permit its holder thereof to purchase $24.00 of Common Stock of the Company for $12.00 (i.e. at a 50% discount), subject to adjustment for stock splits, dividends, recapitalizations, etc.  Consequently, a Flip-in Event will cause substantial dilution to a person or group that attempts to acquire control of the Company other than on terms approved by the Board of Directors.  Issuing the Rights is not initially dilutive.  However, upon a Flip-in Event, reported earnings per share on a fully diluted or non-diluted basis may be significantly affected.  Additionally, holders of Rights not exercising their Rights upon the occurrence of a Flip-in Event may suffer substantial dilution.

If an Acquiring Person negotiates with and obtains prior approval of the Board of Directors to make an offer on terms that the Board of Directors considers fair to all shareholders, the Board of Directors may redeem the Rights or waive the application of the Rights Plan in respect of the Acquiring Person, thereby allowing such offer to proceed without dilution to the Acquiring Person.  The adoption of the Rights Plan does not relieve the Board of Directors of its fiduciary duties to act in the best interests of all shareholders nor does it prevent a take-over bid or merger or other business combination that the Board of Directors, in the exercise of its fiduciary duties, determines to be in the best interests of the Company and its shareholders.  Moreover, the Rights Plan does not inhibit the use of the proxy solicitation rules to effect a change in the membership of the Board of Directors of the Company.

The Rights Plan is designed not to interfere with the day-to-day operations of the Company.  Assuming the Rights are not exercised, the Rights Plan will not affect the Company’s balance sheet or income statement and its implementation should not result in a taxable event for the Company or its shareholders.  The implementation of the Rights Plan does not increase the level of debt of the Company or involve a sale, exchange or purchase of significant assets or the loss of earning power of the Company.  Issuing the Rights will not dilute the equity or voting interests of existing shareholders and should not interfere with equity or debt financing by the Company.

Summary of the Rights Plan

The principal terms of the form of Rights Agreement are summarized below.  The following summary is qualified in its entirety by the full text of the form of Rights Agreement, which appears as Appendix A to this Proxy Statement.

Shareholder Approval.  The Rights Agreement will not be executed and will not be effective until the Company receives the requisite shareholder approval set forth below under the heading “Required Vote.”

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The Rights.  Upon approval from shareholders and execution of the Rights Agreement, the Board of Directors will declare a dividend of one Right with respect to each outstanding share of the Common Stock.  The Rights will initially trade with, and will be inseparable from, the Common Stock.  The Rights will be evidenced only by certificates that represent shares of Common Stock.  When the Company issues new shares of Common Stock, each new share is deemed to be accompanied by a Right.

Exercise Price.  Each Right will allow its holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock (“Preferred Share”) for $12.00 once the Rights become exercisable.  This portion of a Preferred Share will give the shareholder approximately the same dividend, voting, and liquidation rights as would one share of Common Stock.  Prior to exercise, however, the Right does not give its holder any of those rights.

Exercisability.  The Rights will not be exercisable until:

•                  10 days after the public announcement that a person or group has become an “Acquiring Person” by obtaining beneficial ownership of 20% or more of our outstanding Common Stock, or, if earlier,

•                  10 business days (or a later date determined by our Board of Directors before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.

We refer to the date when the Rights become exercisable as the “Distribution Date.”  Until that date, the Common Stock certificates will also evidence the Rights, and any transfer of shares of Common Stock will constitute a transfer of Rights.  After that date, the Rights will separate from the Common Stock and be evidenced by Rights certificates that we will mail to all eligible holders of Common Stock.  Any Rights held by an Acquiring Person are void and may not be exercised.

Consequences Of A Person Or Group Becoming An Acquiring Person.

•                  Flip In.  If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $12.00, purchase shares of our Common Stock with a market value of $24.00, based on the market price of the Common Stock immediately prior to the date such person became an Acquiring Person.

•                  Flip Over.  If the Company is acquired in a merger or similar transaction after the Distribution Date, all holders of Rights except the Acquiring Person may, for $12.00, purchase shares of the acquiring corporation with a market value of $24.00, based on the market price of the acquiring corporation’s stock prior to such merger.

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Exempt Acquisition.  Our Board of Directors may deem purchasers of 20% or more of our outstanding Common Stock not to be an “Acquiring Person” if it believes the acquisition to be in the shareholders’ best interests.

Preferred Share Provisions.

Each one one-thousandth of a Preferred Share, if issued:

•                  will not be redeemable.

•                  will entitle holders to cumulative quarterly dividend payments of $.001 per share, or an amount equal to the dividend paid on one share of Common Stock, whichever is greater.

•                  will entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of Common Stock, whichever is greater.

•                  will have the same voting power as one share of Common Stock.

•                  if shares of our Common Stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of Common Stock.

The value of one one-thousandth interest in a Preferred Share should approximate the value of one share of Common Stock.

Expiration.  The Rights Agreement terminates, and the Rights expire, ten years from the date the Rights Agreement is executed.

Redemption.  Our Board of Directors may redeem the Rights for $.001 per Right at any time before any person or group becomes an Acquiring Person.  If our Board of Directors redeems any Rights, it must redeem all of the Rights.  Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $.001 per Right.  The redemption price will be adjusted if we have a stock split or stock dividends of our Common Stock.

Exchange.  After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of our outstanding Common Stock, our Board of Directors may extinguish the Rights by exchanging one share of Common Stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

Anti-Dilution Provisions.  Our Board of Directors may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or Common Stock.  No adjustments to the Exercise Price of less than 1% will be made.

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Amendments.  Subject to applicable regulatory approval requirements, the terms of the Rights Agreement may be amended by our Board of Directors without the consent of the holders of the Rights.  After a person or group becomes an Acquiring Person, our Board may not amend the agreement in a way that adversely affects holders of the Rights.

Required Vote

Adoption of the Shareholders Rights Agreement requires that more votes be cast, in person or by proxy, in favor of the proposal than are cast in opposition to the proposal at the Annual Meeting.  Accordingly, abstentions and broker non-votes will not affect the outcome of the proposal.

Recommendation of the Board of Directors

Our Board of Directors recommends that you vote FOR the adoption of the  Shareholder Rights Plan.

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INDEPENDENT PUBLIC ACCOUNTANTS

Tanner LC served as our independent registered public accounting firm for the fiscal year ended December 31, 2008.  We expect that a representative of that firm will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from shareholders.

Change in Independent Public Accounting Firm

On December 20, 2007, the Company received a letter from the members of LeMaster & Daniels PLLC (“LMD”), advising the Company of their intention to resign as the Company’s independent auditors following the completion of their audit of the Company’s financial statements for the fiscal year ended December 31, 2007.  In the letter, LMD indicated that the resignation was part of a firm-wide decision to cease performing audit services to publicly-traded companies with the exception of certain issuers filing on Form 11-K.  The letter further stated that, among other factors, that decision was based on the increased risk and costs associated with performing such engagements given the small number of publicly-traded companies currently being served by LMD.

During the fiscal years ended December 31, 2006 and 2005 and any subsequent interim period through December 20, 2007, the date of LMD’s resignation, there were no disagreements between the Company and LMD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of LMD, would have caused it to make reference to the subject matter of the disagreements in connection with its report, as required by Item 304(a)(1)(iv) of Regulation S-K. LMD’s report on the Company’s financial statements for the fiscal years ended December 31, 2007, 2006 or 2005 did not contain any adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles.

Engagement of Tanner LC

On April 11, 2008, the Company engaged Tanner LC (“Tanner”) to serve as its independent public accountants for the fiscal year ended December 31, 2008.  The decision to retain Tanner was recommended by the Company’s Audit and Finance Committee and approved by the Company’s Board of Directors.  During the fiscal years ended December 31, 2006 and 2007 and through the date of the engagement, neither the Company nor anyone acting on its behalf consulted with Tanner with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Auditor Fees

The following presents fees for professional audit services rendered by LMD for the fiscal year ended December 31, 2007 and by Tanner for the fiscal year ended December 31, 2008, for the audit or review of the Company’s financial statements, and fees billed for other services rendered by those firms, during those periods.

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Audit Fees.  The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2007 and 2008 were $41,150 and $118.954, respectively.

Audit-Related Fees.  The Company did not incur any Audit-Related Fees in 2007 or 2008.

Tax Fees.  The Company incurred fees totaling $2,750 during the fiscal year ended December 31, 2007 for professional services rendered by LMD for tax compliance, tax advice and tax planning.  Tanner, the Company’s current principal accountant, does not currently provide the Company with tax-related services nor did it provide such services during the fiscal year ended December 31, 2008.

All Other Fees.  The Company incurred no other fees during 2007 and 2008 for products and services rendered by the Company’s principal accountant.

Pre-Approval Policy and Procedures

The Audit and Finance Committee has adopted policies and procedures relating to the pre-approval of all engagement letters and audit and non-audit services that are to be performed by the Company’s registered public accounting firm.  This policy generally provides that the Company will not engage its registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit and Finance Committee, subject to any exception under Section 10A of the Exchange Act and any rules promulgated thereunder.

The Audit and Finance Committee may also delegate to any committee member or subcommittee the authority to approve any audit or non-audit services to be provided to the Company by its registered public accounting firm.  Any decision by a committee member or subcommittee pursuant to this delegated authority is reported on at the next meeting of the Audit and Finance Committee.

All fees paid to Tanner in 2008 were pre-approved by the Audit and Finance Committee.

Report of the Audit and Finance Committee

In the performance of its oversight function, the Audit and Finance Committee reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2008, with management and its independent public accountants, Tanner LC.  Management and Tanner LC represented to the Audit and Finance Committee that the Company’s audited financial statements as of and for the year ended December 31, 2008 were prepared in accordance with the standards of the Public Company Accounting Oversight Board (United States).  The Audit and Finance Committee also discussed with Tanner LC the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.  SAS No. 61 sets forth requirements pertaining to the independent auditor’s communications with the Audit and Finance Committee regarding the conduct of the audit.

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The Audit and Finance Committee received the written disclosures and the letter from Tanner LC required by Independence Standards Board (“ISB”) Standard No. 1, Independence Discussions with Audit Committees, as amended.  ISB Standard No. 1 requires the independent auditor to disclose in writing to the Audit and Finance Committee all relationships between the auditor and the Company that, in the auditor’s judgment, reasonably may be thought to bear on independence and to discuss the auditor’s independence with the Audit and Finance Committee. The Audit and Finance Committee discussed with Tanner LC its independence and considered in advance whether the provision of any non-audit services by Tanner LC is compatible with maintaining its independence.

Based on the reviews and discussions of the Audit and Finance Committee described above, in reliance on the unqualified opinion of Tanner LC dated March 16, 2009 regarding the Company’s audited financial statements as of and for the year ended December 31, 2008, the Audit and Finance Committee recommended to the Board of Directors, and the Board of Directors approved, that such financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, to be filed with the Securities and Exchange Commission.

Submitted by the Audit and Finance Committee of the Board of Directors

Roy G. Franklin, Chairman
Robert L. Russell
Russell C. Babcock

Policy Regarding Related Party Transactions

The Company or one of its subsidiaries may occasionally enter into transactions with certain “related persons.” Related persons include the Company’s executive officers, directors, 5% or more beneficial owners of the Common Stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We refer to transactions with these related persons as “related party transactions.”  All related party transactions may only be consummated or continue if:

•                  the Audit and Finance Committee shall have approved or ratified such transaction and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with unrelated third parties;

•                  the transaction is approved by the disinterested members of the Board of Directors; or

•                  the transaction involves compensation approved by the Compensation Committee.

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The Company’s policy regarding related party transactions is evidenced by the Company’s Audit and Finance Committee charter which was adopted by the Board of Directors.  The charter requires the Audit and Finance Committee to review all related party transactions at least annually or upon any significant change in the related party relationship or transaction.

The only related party transaction in which the Company engaged is set forth under “Certain Relationships and Related Party Transactions” below, and which was approved by the Audit and Finance Committee in accordance with its policies.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Douglas Dobbs, son of Glenn M. Dobbs, President, Chief Executive Officer and a director of the Company, is employed by the Company as Vice President, Corporate Development and Corporate Secretary.  Douglas Dobbs was employed by the Company prior to Glenn M. Dobbs becoming an officer or director of the Company.  During the year ending December 31, 2008, Mr. Douglas Dobbs received a salary of $160,000, including cash bonus.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company pursuant to Section 16a-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no person who at any time during 2008 was a director, officer, or beneficial owner of more than ten percent of any class of equity securities of the Company failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

SHAREHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

The Company will review shareholder proposals intended to be included in the Company’s proxy material for the 2010 Annual Meeting of Shareholders which are received by the Company at its principal executive offices no later than January 11, 2010.  Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Company.  The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

In order for you to raise a proposal (including director nominations) from the floor during the 2009 Annual Meeting of Shareholders, the Company’s Secretary must receive a written notice of the proposal prior to March 27, 2010.  All proposals received after March 27, 2010 will be considered untimely.

ADDITIONAL SHAREHOLDER INFORMATION

Annual Report

The Company’s Annual Report is being mailed to all Shareholders with this proxy statement on Schedule 14A.  The Annual Report is not part of the proxy solicitation materials for the Annual Meeting.  In addition, a shareholder of record may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, without cost, upon

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written request to the Secretary of the Company at the following address: 905 W. Riverside Ave., Suite 311, Spokane, WA 99201.  The Company’s 2008 Annual Report on Form 10-K may also be accessed at SEC’s website at www.sec.gov.

Other Business

As of the date of this proxy statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.  However, should other business properly be brought before the Annual Meeting, the proxies will be voted thereon at the discretion of the persons acting thereunder.

By Order of the Board of Directors

Glenn M. Dobbs, President and Chairman

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APPENDIX A

MINES MANAGEMENT, INC.

and

[   ]

FORM OF

RIGHTS AGREEMENT

Dated as of [                     , 2009]

i

TABLE OF CONTENTS

(continued)

ii

Agreement, dated as of [                       , 2009], between Mines Management, Inc., an Idaho corporation (the “Company”), and [   ], as rights agent (the “Rights Agent”).

The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding on [                       , 2009] (the “Record Date”), each Right representing the right to purchase one one-thousandth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined).

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.                                            Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

(a)                                  “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan, (iv) any Person who becomes the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding as a result of an Exempt Acquisition (as such term is hereinafter defined), provided that such Person does not subsequently, at any time while the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding, acquire Beneficial Ownership of additional Common Shares of the Company (except pursuant to a subsequent Exempt Acquisition or upon the exercise of any rights hereunder or pursuant to a stock dividend or distribution or similar action by the Company) or (v) any Person who is, as of the date of this Agreement, the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding, but only so long as such Person thereafter does not, at any time while the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding, acquire Beneficial Ownership of any additional Common Shares (other than upon the exercise of any rights hereunder or pursuant to a stock dividend or distribution or similar action by the Company or pursuant to an Exempt Acquisition); provided, however, that a Person excluded from the definition of Acquiring Person pursuant to clause (iv) or (v) shall cease to be so excluded immediately at such time as such Person ceases to be the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding.  Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Shares by the Company which, by reducing the number of Common Shares of the Company outstanding, increases the proportionate number of Common Shares of the Company beneficially owned by such Person; provided, however, that, if a Person shall become the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an “Acquiring Person.”  Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of

Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(b)                                 “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(c)                                  “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(d)                                 A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:

(i)                                     which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly;

(ii)                                  which such Person or any of such Person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding;

provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act or any comparable applicable legislation and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iii)                               which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(ii)(B) hereof) or disposing of any securities of the Company.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

(e)                                  “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York State are authorized or obligated by law or executive order to close.

(f)                                    “Close of Business” on any given date shall mean 5:00 P.M., New York, New York time, on such date; provided, however, that, if such date is not a Business Day, it shall mean 5:00 P.M., New York, New York time, on the next succeeding Business Day.

(g)                                 “Common Shares” when used with reference to the Company shall mean the shares of common stock, par value $0.001 per share, of the Company.  “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(h)                                 “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(i)                                     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j)                                     “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(k)                                  “Exempt Acquisition” shall mean an acquisition of Common Shares of the Company in respect of which the Board of Directors has determined in advance of the completion of the acquisition and the execution of any definitive agreement related thereto that the Person acquiring Common Shares of the Company in the acquisition who would otherwise be an “Acquiring Person” as defined above, should not be deemed an “Acquiring Person” because the acquisition is in the best interests of the Company’s stockholders.

(l)                                     “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(m)                               “NASDAQ” shall mean the National Association of Securities Dealers, Inc. Automated Quotation System.

(n)                                 “Person” shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

(o)                                 “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, no par value, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Agreement as Exhibit A.

(p)                                 “Purchase Price” shall have the meaning set forth in Section 4 hereof.

(q)                                 “Record Date” shall have the meaning set forth in the second paragraph hereof.

(r)                                    “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(s)                                  “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(t)                                    “Right” shall have the meaning set forth in the second paragraph hereof.

(u)                                 “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(v)                                 “Shares Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

(w)                               “Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(x)                                   “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(y)                                 “Trading Day” shall have the meaning set forth in Section 11(d) hereof.

Section 2.                                            Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.  The Rights Agent shall have no duty to supervise, and in no event shall be liable for the acts or omissions of any such co-Rights Agent.

Section 3.                                            Issue of Right Certificates.  (a) Until the earlier of (i) the tenth day after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares of the Company for or pursuant to the terms of any such plan) of a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares of the Company aggregating 20% or more of the then outstanding Common Shares of the Company except pursuant to an Exempt Acquisition (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares of the Company registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates)

and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares of the Company.  As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with the necessary information, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right for each Common Share so held.  As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b)                                 On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company.  With respect to certificates for Common Shares of the Company outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto.  Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Shares of the Company outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby.

(c)                                  Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Mines Management, Inc.. (the “Company”) and [    ] (the “Rights Agent”), dated as of [                , 2009] as it may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company.  Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate.  The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor.  As set forth in the Rights Agreement, Rights beneficially owned by any Person (as defined in the Rights Agreement) who becomes an Acquiring Person (as defined in the Rights Agreement) become null and void.

With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares of the Company represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby.  In the event that the Company purchases or acquires any Common Shares of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares of the Company shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares of the Company which are no longer outstanding.

Section 4.                                            Form of Right Certificates.  The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof)

shall be substantially the same as Exhibit B hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the duties, rights or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any governmental authority, stock exchange, securities commission or the Financial Industry Regulatory Authority, or to conform to usage.  Subject to the provisions of Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the price per one one-thousandth of a Preferred Share set forth therein (the “Purchase Price”), but the number of such one one-thousandths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

Section 5.                                            Countersignature and Registration.  The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature.  The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned.  In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the individual who signed such Right

Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.

Following the Distribution Date, and receipt by the Rights Agent of all necessary information, the Rights Agent will keep or cause to be kept, at its office designated for such purpose (the “Designated Office”), books for registration and transfer of the Right Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6.                                            Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.  Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right

Certificates to be transferred, split up, combined or exchanged at the Designated Office of the Rights Agent.  Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.  The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.  The Rights Agent shall have no duty or obligation under this Section 6 unless and until it is reasonably satisfied that all such taxes and/or charges have been paid.

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7.                                            Exercise of Rights; Purchase Price; Expiration Date of Rights.  (a) Subject to Section 34 hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly and duly executed, to the Rights Agent at the Designated Office of the Rights Agent, together with payment of the Purchase Price for each one one-thousandth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on [                    , 2019] (the “Final Expiration Date”), (ii) the

time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

(b)                                 The Purchase Price for each one one-thousandth of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $12.00, and shall be subject to adjustment from time to time as provided in Section 11 or 13 hereof, and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c)                                  Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly and duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes any such transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent of the Preferred Shares with such depositary agent) and the Company hereby directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

(d)                                 In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14 hereof.

Section 8.                                            Cancellation and Destruction of Right Certificates.  All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and, in such case, shall deliver a certificate of destruction thereof to the Company.

Section 9.                                            Availability of Preferred Shares.  The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof.  The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights.  The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax or charge is due.

Section 10.                                      Preferred Shares Record Date.  Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable tax or charge) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.                                      Adjustment of Purchase Price, Number of Shares or Number of Rights.  The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)                                  (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii)           Subject to Section 24 hereof, in the event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of the Company (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event.  In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

From and after the occurrence of such event, any Rights that are or were acquired or beneficially owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be null and void, and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement.  No Right Certificate shall be issued pursuant to Section 3 hereof that represents Rights beneficially owned by an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence shall be cancelled.

(iii)          In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with subparagraph (ii) above, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights.  In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

(b)           In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price (as defined in Section 11(d)) of the Preferred Shares on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights.  Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed; and, in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)           In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such then-current per share market price of the Preferred Shares on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right.  Such adjustments shall be made successively whenever such a record date is fixed; and, in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)           (i) For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to but not including such date; provided, however, that, in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or Securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after but not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security.  The closing price for each day shall be the last sale price, regular way, reported at or prior to 4:00 P.M. Eastern time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 P.M. Eastern time, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange (as determined by volume of trading) on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 P.M. Eastern time or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 P.M. Eastern time by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company.  The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business, or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii)           For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i).  If the Preferred Shares are not publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) hereof (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one thousand.  If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

(e)           No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be.  Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

(f)            If, as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the

Preferred Shares contained in Section 11(a) through (c) hereof, inclusive, and the provisions of Sections 7, 9, 10 and 13 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g)           All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)           Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (A) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (B) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)            The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement (with prompt notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement.  If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.  Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein, and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)            Irrespective of any adjustment or change in the Purchase Price or in the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

(k)           Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

(l)            In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt notice thereof to the Rights Agent) until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)          Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in Section 11(b) hereof, hereafter made by the Company to holders of the Preferred Shares shall not be taxable to such stockholders.

(n)           In the event that, at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares, or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then, in any such case, (A) the number of one one-thousandths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it.  The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12.             Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth the amount of the adjustment and a brief statement of the facts and computations accounting for such adjustment (including, without limitation, the record date for the adjustment), (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares and the Securities and Exchange Commission or other relevant regulatory authority a copy of such certificate and (c) if such adjustment occurs at any time after the Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.  The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty with respect to and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13.             Consolidation, Merger or Sale or Transfer of Assets or Earning Power.  In the event, directly or indirectly, at any time after a Person has become an Acquiring Person, (a) the Company shall consolidate with, or merge with and into, any other Person, (b) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person

(including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such issuer; and (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares of the Company thereafter deliverable upon the exercise of the Rights.  The Company shall not consummate any such consolidation, merger, sale or transfer unless, prior thereto, the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing.  The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights.  The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

Section 14.                                      Fractional Rights and Fractional Shares.  (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights.  In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right.  For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company.  If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b)                                 The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share).  Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred

Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts.  In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share.  For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(c)                                  The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).  The Rights Agent shall have no duty or obligation with respect to this Section 14 and Section 24(d) unless and until it has received specific instructions (and sufficient cash, if required) from the Company with respect to its duties and obligations under such Sections.

Section 15.                                      Rights of Action.  All rights of action in respect of this Agreement, excepting the rights of action expressly given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement, and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Section 16.                                      Agreement of Right Holders.  Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)                                  prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b)                                 after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the Designated Office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

(c)                                  the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 17.                                      Right Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.                                      Concerning the Rights Agent.  The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration of this Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, amendment and administration of this Agreement, including without limitation the costs and expenses of defending against any claim of liability arising therefrom directly or indirectly in the premises.

The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19.                                      Merger or Consolidation or Change of Name of Rights Agent.  Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof.  In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such

Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20.                                      Duties of Rights Agent.  The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)                                  The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted by it in accordance with such advice or opinion.

(b)                                 Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking, suffering or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the

Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent for any action taken or suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.

(c)                                  The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct and that of its officers, directors and employees.

(d)                                 The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)                                  The Rights Agent shall not be under any liability or responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible or liable for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible or liable for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)                                    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)                                 The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered or omitted by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

(h)                                 The Rights Agent and any stockholder, director, affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)                                     The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

Section 21.                                      Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail.  The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (which holder shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a Person organized and doing business and in good standing under the laws of any state of the United States, so long as such Person is authorized under such laws to exercise all of the duties of the Rights Agent under this Agreement and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights

Agent a combined capital and surplus of at least $50 million or (ii) an Affiliate of such Person.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates.  Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.             Issuance of New Right Certificates.  Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

Section 23.             Redemption.  (a) The Board of Directors of the Company may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption

Price”).  The redemption of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company, in its sole discretion, may establish.

(b)           Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.  The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption.  Within 10 days after such action of the Board of Directors of the Company ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.  Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

Section 24.             Exchange.  (a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”).  Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

(b)           Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company promptly shall mail a notice of any such exchange to the Rights Agent and to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected, and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)           In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights.  In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

(d)           The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares.  In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share.  For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

(e)           The Board of Directors of the Company may implement such reasonable procedures as it may in good faith deem appropriate to effect such exchange, which may include procedures designed to ensure that Common Shares are not issued in respect of Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof and that Common Shares believed by it in good faith to be issuable in respect of Rights that have not become so null and void are held in trust for the benefit of the holders thereof.

Section 25.             Notice of Certain Events.  (a) In case the Company shall, at any time after the Distribution Date, propose (i) to pay any dividend payable in stock of any class to the holders of the Preferred Shares or to make any other distribution to the holders of the Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of the Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

(b)           In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall, as soon as practicable thereafter, give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

Section 26.             Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Mines Management, Inc.

905 W. Riverside Avenue, Suite 311

Spokane, Washington 99201

Attention: [    ]

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

[    ]

Attention: [    ]

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.             Supplements and Amendments.  Subject to any required regulatory approvals as set forth in Section 36 of this Agreement, which approvals include, but are not limited to approvals of any stock exchange, the Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that, from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights.

Section 28.             Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.             Benefits of This Agreement.  Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

Section 30.             Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 31.             Governing Law.  This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Idaho and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 32.             Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 33.             Descriptive Headings.  Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 34.             Effective Date.  This Agreement shall not be effective unless approved by a majority of the votes cast by stockholders present or represented by proxy at a meeting of stockholders of the Company.

Section 35.             Determinations and Actions by the Board of Directors.  Except as otherwise specifically provided herein, the Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company hereunder, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (a) to interpret the provisions of this Agreement and (b) to make all determinations deemed necessary or advisable for the administration of this Agreement.  All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board of Directors or any member thereof to any liability to the holders of the Rights.

Section 36.             Regulatory Approvals.  Any obligation of the Company or action or event contemplated by this Agreement shall be subject in any jurisdiction to the receipt of any required prior or subsequent approval or consent from any governmental or regulatory authority in such jurisdiction including, without limiting the generality of the foregoing, necessary approvals of any securities regulatory authority or stock exchange.

Section 37.             Declaration as to Non-Canadian, Non-U.S. Holders.  If in the opinion of the Board of Directors of the Company (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside Canada or the United States, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure such compliance.  In no event shall the Company or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes, or (until such notice is given as required by law) without advance notice to any regulatory or self-regulatory body.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:	MINES MANAGEMENT, INC.

By	By
Name:	Name:
Title:	Title:

Attest:	[ ]

By	By
Name:	Name:
Title:	Title:

Exhibit A

FORM

of

CERTIFICATE OF DESIGNATIONS

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

MINES MANAGEMENT, INC.

(Pursuant to Section 30-1-602 of the
Idaho Business Corporation Act)

Mines Management, Inc., a corporation organized and existing under the Idaho Business Corporation Act (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 30-1-602 of the Idaho Business Corporation Act at a meeting duly called and held on [                          , 2009].

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the “Board of Directors” or the “Board”) in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock, no par value, of the Corporation (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

Series A Junior Participating Preferred Stock:

Section 1.  Designation and Amount.  The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be [   ].  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2.  Dividends and Distributions.

(A)          Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.001 per share (the “Common Stock”), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock.  In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)           The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)           Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3.  Voting Rights.  The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A)          Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation.  In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)           Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)           Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.  Certain Restrictions.

(A)          Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)            declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii)           declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)          redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv)          redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)           The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.  Reacquired Shares.  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6.  Liquidation, Dissolution or Winding Up.  Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding

up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.  In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.  Consolidation, Merger, Etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.  In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.  No Redemption.  The shares of Series A Preferred Stock shall not be redeemable.

Section 9.  Rank.  The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s Preferred Stock.

Section 10.  Amendment.  The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Chairman of the Board and attested by its Secretary this          day of [                    , 2009].

[ ]

Attest:

Secretary

Exhibit B

Form of Right Certificate

Certificate No. R-	Rights

NOT EXERCISABLE AFTER [                  , 2019] OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS.  THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE AGREEMENT.

Right Certificate

MINES MANAGEMENT, INC..

This certifies that               , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Agreement, dated as of [                  , 2009] (the “Agreement”), between Mines Management, Inc. an Idaho corporation (the “Company”), and [    ] (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Agreement) and prior to 5:00 P.M., New York City time, on [                  , 2019] at the designated office of the Rights Agent, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, no par value, of the Company (the “Preferred Shares”), at a purchase price of $12.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.  The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of [                     ], based on the Preferred Shares as constituted at such date.  As provided in the Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates.  Copies of the Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the designated office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase.  If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Agreement, the Rights evidenced by this Right Certificate (i) may be redeemed by the Company at a redemption price of $.001 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company’s Common Stock, par value $0.001 per share.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but, in lieu thereof, a cash payment will be made, as provided in the Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of         ,           .

ATTEST:	MINES MANAGEMENT, INC.

By
Name:		Name:
Title:		Title:
Countersigned:

[ ]

By
Name:
Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED _________________ hereby sells, assigns and transfers unto

____________________________________________________________________________________________________________

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                    Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:

All Guarantees must be made by a financial institution (such as a bank or broker) which is a participant in the Securities Transfer Agents Medallion Program (“STAMP”), the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”), or the Stock Exchanges Medallion Program (“SEMP”) and must not be dated. Guarantees by a notary public are not acceptable.

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement).

Signature

Form of Reverse Side of Right Certificate - continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Right Certificate.)

To:  MINES MANAGEMENT, INC.

The undersigned hereby irrevocably elects to exercise ___________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated:

Signature

Signature Guaranteed:

All Guarantees must be made by a financial institution (such as a bank or broker) which is a participant in the Securities Transfer Agents Medallion Program (“STAMP”), the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”), or the Stock Exchanges Medallion Program (“SEMP”) and must not be dated. Guarantees by a notary public are not acceptable.

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement).

Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and such Assignment or Election to Purchase will not be honored.

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE PREFERRED SHARES

Introduction

On [              , 2009], the Board of Directors of our Company, Mines Management, Inc., an Idaho corporation, declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.001 per share.  The dividend is payable on [  ] to the stockholders of record on [                   , 2009].

Our Board has adopted this Rights Agreement to protect stockholders from coercive or otherwise unfair takeover tactics.  In general terms, it works by imposing a significant penalty upon any person or group that acquires 20% or more of our outstanding common stock without the approval of our Board.  The Rights Agreement should not interfere with any merger or other business combination approved by our Board.

For those interested in the specific terms of the Rights Agreement as made between our Company and [    ], as the Rights Agent, on [                , 2009], we provide the following summary description.  Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A dated [                , 2009]. A copy of the agreement is available free of charge from our Company.

The Rights.  Our Board authorized the issuance of a Right with respect to each outstanding share of common stock on [                   ].  The Rights will initially trade with, and will be inseparable from, the common stock.  The Rights are evidenced only by certificates that represent shares of common stock.  New Rights will accompany any new shares of common stock we issue after [                   ] until the Distribution Date described below.

Exercise Price.  Each Right will allow its holder to purchase from our Company one one-thousandth of a share of Series A Junior Participating Preferred Stock (“Preferred Share”) for $12.00 once the Rights become exercisable.  This portion of a Preferred Share will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of common stock.  Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

Exercisability.  The Rights will not be exercisable until

•                  10 days after the public announcement that a person or group has become an “Acquiring Person” by obtaining beneficial ownership of 20% or more of our outstanding common stock, or, if earlier,

•                  10 business days (or a later date determined by our Board before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.

We refer to the date when the Rights become exercisable as the “Distribution Date.” Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights.  After that date, the Rights will separate from the common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of common stock.  Any Rights held by an Acquiring Person are void and may not be exercised.

Consequences Of A Person Or Group Becoming An Acquiring Person.

•                  Flip In.  If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $12.00, purchase shares of our common stock with a market value of $24.00, based on the market price of the common stock prior to such acquisition.

•                  Flip Over.  If our Company is later acquired in a merger or similar transaction after the Rights Distribution Date, all holders of Rights except the Acquiring Person may, for $12.00, purchase shares of the acquiring corporation with a market value of $24.00, based on the market price of the acquiring corporation’s stock, prior to such merger.

Preferred Share Provisions.

Each one one-thousandth of a Preferred Share, if issued:

•                  will not be redeemable.

•                  will entitle holders to quarterly dividend payments of $.001 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater.

•                  will entitle holders upon liquidation either to receive $1 per share or an amount equal to the payment made on one share of common stock, whichever is greater.

•                  will have the same voting power as one share of common stock.

•                  if shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of one one-thousandth interest in a Preferred Share should approximate the value of one share of common stock.

Expiration.  The Rights will expire on [                      , 2019].

Redemption.  Our Board may redeem the Rights for $.001 per Right at any time before any person or group becomes an Acquiring Person.  If our Board redeems any Rights, it must redeem all of the Rights.  Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $.001 per Right.  The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

Exchange.  After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of our outstanding common stock, our Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

Anti-Dilution Provisions.  Our Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or common stock.  No adjustments to the Exercise Price of less than 1% will be made.

Amendments.  Subject to applicable regulatory approval requirements, the terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights.  After a person or group becomes an Acquiring Person, our Board may not amend the agreement in a way that adversely affects holders of the Rights.

PROXY

Mines Management, Inc.

905 W. Riverside, Suite 311

Spokane, WA 99201

The undersigned hereby appoints James H. Moore and Robert L. Russell, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Mines Management, Inc., held of record by the undersigned on April 24, 2009 at the 2009 Annual Meeting of Shareholders to be held on June 18, 2009, or any adjournment thereof.

1.  Election of Directors (place a check mark in the space provided)

               For the Nominee listed below

(To withhold authority for proxies to vote for the Nominee please cross out such person’s name)

Russell C. Babcock

2.  Approval and adoption of the Shareholder Rights Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s).  If this card contains no specific voting instructions, the shares will be voted in accordance with the recommendation of the Board of Directors.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

DATED:		DATED:

SIGNED:		SIGNED:
	(Print Name)		(Print Name)

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE